M Street Gallery, Inc.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT FOR INDIVIDUALS

ISSUER

M Street Gallery, Inc.

815 W Boynton Beach Blvd. Unit 4-101

Boynton Beach, Florida 33426

Telephone (561) 200-7721

The undersigned subscriber ("Subscriber") hereby subscribes to and agrees to purchase ____________ Shares ("Shares") of M Street Gallery, Inc., $0.0001 par value, at $.10 per Share.

  General Information Concerning the Company and the Offering.
      Subscriber has received a copy of the Private Offering Memorandum dated March 15, 2011.
      Subscriber understands that the business plans described in the Private Offering Memorandum dated March 15, 2011 assume the successful completion of the funding transactions described therein, all of which may not occur, and are based upon various assumptions as to possible market values, none of which may be realized.
  Status of Investor (Check all that apply)

  Accredited Investor

  Subscriber is an "accredited investor" as defined by SEC rule 501(a), by reason of being (circle one):

  [ ] A natural person who has a net worth (together with my spouse) of more than $200,000; or

  [ ] A natural person who had income in excess of $200,000 ($300,000 jointly with my spouse) in each of the last two (2) years and a reasonable expectation of earning the same income level this year; or

  [ ] As otherwise specified in SEC Rule 501(a).

  Non-Accredited Investor

  [ ] Subscriber does not meet the requirements as an accredited investor.

  Subscribers Investment Experience. Subscriber represents and warrants to the Company that:
      Subscriber has such knowledge and experience in financial and business matters to be capable of evaluating the risks and merits of an investment in the shares; and
      Subscriber is able to bear the economic risk of the investment in the shares, including the risk of total loss of the investment in the shares.
  Subscribers Investment Representations. Subscriber represents and warrants to the Company that:
      The Acquisition of the Shares by Subscriber is for Subscribers own account and is for investment; and
      Subscriber has no present intention of selling, transferring or otherwise disposing in any way of all or any portion of the Shares; and
      All information that Subscriber has supplied to the Company in connection with Subscribers subscription to purchase the Shares is true and correct.
  Subscribers Understanding Concerning the Company. Subscriber represents and warrants to the Company that:
      Subscriber understands that an investment in the Shares involves a very high degree of risk; and
      Subscriber acknowledges that the Company is a developmental stage Company having been incorporated on March 15, 2011, and that the Company has little business or financial experience; and
      Subscriber has conducted all investigations and due diligence concerning the Company and the Shares which Subscriber deems appropriate, and Subscriber has found all such information obtained fully acceptable; and
      Subscriber is knowledgeable about the prospects, business, financial condition and operations of the Company; and
      Subscriber has had an opportunity to ask questions of the officers and directors of the Company concerning the Shares and the business and financial condition of and prospects for the Company, and the officers and directors of the Company have adequately answered all the questions asked and made all relevant information available to Subscriber, including all relevant books and records of the Company; and
      Subscriber understands that success of the Company is dependent upon receipt of $20,000 from the sale of the Shares; and
      Subscriber understands that no market exists for the Shares and that there can be no assurance that a market will exist in the near future, or at all.
  Compliance with Securities Laws. Subscriber understands and agrees that the following restrictions and limitations are applicable to the purchase, resale and distribution of the Common Stock pursuant to applicable securities laws:
  Indemnification. Subscriber agrees to indemnify and hold harmless the Company and its Officers against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, any and all expenses whatsoever, including attorneys fees, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Subscriber to comply with any covenant or agreement made by it herein or in any other document furnished by it in connection with this subscription.
  Survival. All representations, warranties and covenants contained in this Subscription Agreement, including without limitation, the indemnification provisions hereof, shall survive the acceptance by the Company of this Subscription Agreement and the delivery of the Common Stock to Subscriber. Subscriber acknowledges and agrees that this Subscription Agreement shall survive the death or disability of Subscriber.
  Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida.
  Blue Sky Notices

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO RESIDENTS OF ALL STATES:

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF OUR COMPANY AND THE TERMS OF THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES OF COMMON STOCK OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE COMMON STOCK IS SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE COMMON STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

BECAUSE NO PUBLIC MARKET EXISTS FOR THE SALE OF THE COMMON STOCK, YOU MAY BE REQUIRED TO MAINTAIN YOUR INVESTMENT FOR AN INDEFINITE PERIOD OR LOSE YOUR ENTIRE INVESTMENT. YOU MAY NOT SELL, TRANSFER OR OTHERWISE DISPOSE OF SHARES OF OUR COMMON STOCK UNLESS, AMONG OTHER THINGS, SUCH TRANSACTION IS REGISTERED OR IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SATE SECURITIES LAWS.

NOTICE TO FLORIDA RESIDENTS:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMEDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED.

PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT, WHERE SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN FLORIDA, ANY SALE MADE PURSUANT TO SUBSECTION 517.061(11) OF THE FLORIDA SECURITIES ACT SHALL BE VOIDABLE BY SUCH FLORIDA PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT, OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

_____________________

Initial if Florida Resident

SUBSCRIPTION AGREEMENT SIGNATURE PAGE FOR INDIVIDUALS

This Subscription Agreement has been executed by Subscriber effective ______________, 2011. Please make check payable to: M Street Gallery, Inc.

Number of Shares Subscribed for:

Purchase Price @ $_______ per Share $

(Signature of Subscriber)	(Signature of Spouse or Joint Tenant, If Any)

(Print Name of Subscriber)	(Print Name of Spouse or Joint Tenant, If Any

(Address)	(Address)

(Telephone Number)	(Telephone Number)

(Social Security Number)	(Social Security Number)

(Date)	(Date)

Note: If two purchasers are signing, please check the manner in which the ownership is to be legally held (the indicated manner shall be construed as if written out in full accordance with applicable laws or regulations):

______ JT TEN: As joint tenants with right of survivorship and not as tenants in common.

______ TEN COM: As tenants in common.

______ TEN ENT: As tenants by the entireties.

M Street Gallery, Inc.

Agreed and accepted, effective _________________, 2011.

By: _________________________________________

Reinhold Mackenroth, President/Secretary/Treasurer